As filed with the Securities and Exchange Commission on September 8, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2005



                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                      1-5706                58-0971455
--------------------------------   ----------------------   ------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)


      8000 Tower Point Drive, Charlotte, NC                28227
      -------------------------------------              ---------
     (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code:    (704) 321-7380
                                                               ----------------

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On September 7, 2005, Metromedia International Group, Inc. (the "Company") announced that it has not yet completed the restatement activities that the Company previously disclosed on June 3, 2005 and August 8, 2005 in connection with issuance of its 2004 financial statements. As such, at present the Company contemplates that it will file its 2004 Form 10-K, and its first, second and third quarter reports on Form 10-Q with the SEC during the fourth quarter of 2005, with the objective of conducting a meeting of shareholders before the end of 2005.


         The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

99.1 Press Release of Metromedia International Group, Inc., dated September 7, 2005.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          METROMEDIA INTERNATIONAL GROUP, INC.


                          By:  /S/ HAROLD F. PYLE, III
                               ------------------------------------------------
                                Name:  Harold F. Pyle, III
                                Title: Executive Vice President Finance,
                                       Chief Financial Officer and Treasurer

Date: September 8, 2005
Charlotte, NC